Exhibit 21.1

Crescent Energy Company Subsidiaries	Jurisdiction
Bridge Energy Holdings LLC	Delaware
Bridge Energy LLC	Delaware
Bridge Energy Management LLC	Delaware
CMP Legacy Co. LLC	Delaware
CMP Venture Co. LLC	Delaware
Colt Admiral A Holding GP LLC	Delaware
Colt Admiral A Holding L.P.	Delaware
Contango AgentCo Onshore, Inc.	Delaware
Contango Alta Investments, LLC	Delaware
Contango Crescent VentureCo I LLC	Delaware
Contango Midstream Company, LLC	Delaware
Contango Oil & Gas Management LLC	Delaware
Contango Resources, LLC	Delaware
Contaro Company, LLC	Delaware
Crescent Conventional LLC	Delaware
Crescent Energy Finance LLC	Delaware
Crescent Energy OpCo LLC	Delaware
Crescent Minerals Partners Management LLC	Delaware
DMA Royalty Investments L.P.	Delaware
EIGF Minerals GP LLC	Delaware
EIGF Minerals L.P.	Delaware
Falcon Holding L.P.	Delaware
IE Buffalo Holdings LLC	Delaware
IE Buffalo Minerals LLC	Delaware
IE L Merger Sub LLC	Delaware
Independence Energy Holding LLC	Delaware
Independence Energy Management LLC	Delaware
Independence Minerals GP LLC	Delaware
Independence Minerals Holdings LLC	Delaware
Independence Minerals L.P.	Delaware
Independence Upstream GP LLC	Delaware
Independence Upstream Holdings GP LLC	Delaware
Independence Upstream Holdings L.P.	Delaware
Independence Upstream L.P.	Delaware
Javelin EF Aggregator L.P. fka Venado EF Aggregator L.P.	Delaware
Javelin EF GP LLC fka Venado EF GP LLC	Delaware
Javelin EF L.P. fka Venado EF L.P.	Delaware
Javelin EFA GP LLC fka Venado EFA GP LLC	Delaware
Javelin EFA Holdings LLC fka Venado EFA Holdings LLC	Delaware
Javelin Energy Partners Management LLC	Delaware
Javelin Marketing, LLC fka Venado Marketing, LLC	Delaware
Javelin Oil & Gas, LLC fka Venado Oil & Gas, LLC	Delaware
Javelin Palo Verde Aggregator L.P. fka Palo Verde Aggregator L.P.	Delaware
Javelin Palo Verde GP LLC fka VOG Palo Verde GP LLC	Delaware
Javelin Palo Verde LP fka VOG Palo Verde LP	Delaware
Javelin VentureCo LLC	Delaware

Crescent Energy Company Subsidiaries	Jurisdiction
KNR Renee Agent Corp	Delaware
KNR Resource Holdings GP I LLC	Delaware
KNR Resource Holdings I L.P.	Delaware
KNR Resource Investors GP LLC	Delaware
KNR Resource Investors L.P.	Delaware
KNR Resources Investors GP LLC	Delaware
Madden AgentCo Inc.	Delaware
Madden AssetCo LLC	Delaware
Mineral Acquisition Company I, LP	Delaware
Newark Acquisition GP I LLC	Delaware
Newark Acquisition I L.P.	Delaware
Newark C-I Holding L.P.	Delaware
Newark Holding Agent Corp.	Delaware
Palo Verde Aggregator L.P.	Delaware
Renee Acquisition LLC	Delaware
Renee C-I Holding Agent Corp.	Delaware
Renee C-I Holding L.P.	Delaware
Renee Holding GP LLC	Delaware
Springfield GS Holdings LLC	Delaware
Sunrise Independence WI AgentCo Inc.	Delaware
Titan Energy Holdings L.P.	Delaware
Vine Royalty GP LLC	Delaware
Vine Royalty L.P.	Delaware